                                                          1997 Annual Report
    PIPER CAPITAL
      MANAGEMENT

    Minnesota
    Municipal Term
    Trusts



                  MNA
                  MNB



Minnesota Municipal Term Trusts - 1997 Annual Report

CONTENTS                               PIPER CAPITAL
                                         MANAGEMENT
Portfolio Managers' Letter......   2
                                       MINNESOTA MUNICIPAL TERM TRUSTS
Financial Statements and Notes..   7   ...............................

Investments in Securities              PRIMARY INVESTMENTS
                                       Investment-grade, tax-exempt Minnesota
     MNA........................   19  municipal obligations including municipal
     MNB........................   23  zero-coupon securities.

Independent Auditors Report.....   27  FUND OBJECTIVE
                                       Minnesota Municipal Term Trust (MNA) and
Federal Tax Information.........   28  Minnesota Municipal Term Trust II (MNB)
                                       are non-diversified, closed-end
Shareholder Update..............   30  management investment companies. The
                                       investment objectives of MNA and MNB are
Glossary........................   36  to provide high current income exempt
                                       from regular federal income tax and
Directors and Officers..........   37  Minnesota personal income tax and to
                                       return $10 per share to investors on or
                                       before April 15, 2002; and April 15,
+ This report includes a glossary to   2003, respectively - although each fund's
help you understand financial terms    termination may be extended up to five
used in the portfolio managers'        years if necessary to assist the fund in
letter. When you see this symbol, it   reaching its $10 per share objective.
indicates a word that is defined in    The funds' income may be subject to
the glossary.                          federal and/or state of Minnesota
                                       alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance that each fund will achieve its objective.

Average Annualized Total Returns
------------------------------------------------------------------------------
Based on net asset value for the periods ended December 31, 1997
------------------------------------------------------------------------------

                                ONE YEAR   FIVE YEAR   SINCE INCEPTION
                                --------   ---------   ---------------
MINNESOTA MUNICIPAL TERM TRUST
(MNA, inception 9/26/91)          7.15%        8.06%       8.84%

MINNESOTA MUNICIPAL TERM TRUST
II (MNB, inception 4/24/92)       8.34%        8.33%       8.58%

All total returns are through December 31, 1997, and reflect the reinvestment of distributions but not sales charges. NAV-based performance is used to measure investment management results. As noted in earlier shareholder reports, we no longer compare the funds' NAV performance to a market benchmark. This is because our primary goal is to meet the funds' investment objectives of providing high current income exempt from regular federal and state of Minnesota personal income tax and returning $10 per share to investors at the funds' termination dates.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended December 31, 1997, were 12.48%, 7.53% and 7.67% for MNA and 10.78%, 6.66% and 7.04% for MNB. These
returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the funds' dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THESE INVESTMENTS. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as these funds, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

------------------------------------------------------------------------------
1997 Annual Report  1    Minnesota Municipal Term Trusts

                   Portfolio Managers' Letter
------------------------------------------------------------------------------
                   February 18, 1998
 ..............................................................................

                   DEAR SHAREHOLDERS:

[PHOTO]            WE ARE PLEASED THAT THE MINNESOTA MUNICIPAL TERM TRUSTS
                   (MNA AND MNB) REMAINED ON TARGET TO MEET THEIR INVESTMENT
                   OBJECTIVES OF PROVIDING HIGH TAX-EXEMPT INCOME AND
                   RETURNING $10 PER SHARE TO INVESTORS ON OR SHORTLY BEFORE
                   THEIR TERMINATION DATES. For the year ended December 31,
                   1997, the funds continued to earn more than their monthly
DOUG WHITE, CFA,   common and preferred stock+ dividends and add to their
shares             dividend reserves. Since the funds' inceptions, the funds
responsibility     have maintained monthly common stock distributions of
for the            5.09 cents and 4.92 cents per share, respectively. In
management         addition, the funds' net asset values remain above the
of the Minnesota   $10 per share objective. As of December 31, 1997, the net
Municipal Term     asset values for MNA and MNB were $11.28 and $10.94,
Trusts. He has     respectively.
14 years of
financial          DURING THE FUNDS' FISCAL YEAR, MUNICIPAL BOND PRICES WERE
experience.        VOLATILE; HOWEVER, NO EVENTS WERE EXTREME ENOUGH TO CAUSE
----------------   US TO CHANGE OUR STRATEGY FOR THESE TERM TRUSTS.
                   Economically speaking, the year had a strong start, prompting the Federal Reserve Board to raise the federal funds rate in March from 5.25% to 5.50%, which caused bond yields to rise and prices to fall. By April, the economy showed signs of slowing, sending interest rates down and bond prices up, a trend that reversed again in the third quarter. In the

------------------------------------------------------------------------------

DISTRIBUTION HISTORY SINCE INCEPTION
 ..............................................................................

                                                          MNA         MNB
                                                       Inception   Inception
                                                        9/26/91     4/24/92
Total Monthly Income Distributions Through 12/31/97
 ..............................................................................
     Common Shareholders                                 $3.75        $3.29
 ..............................................................................
     Preferred Shareholders (On a Common Share Basis)    $0.94        $0.84
 ..............................................................................
Total Capital Gains Distributions to Common
Shareholders Through 12/31/97                            $0.06        $0.07
 ..............................................................................

------------------------------------------------------------------------------
     1997 Annual Report  2    Minnesota Municipal Term Trusts

------------------------------------------------------------------------------

                   fourth quarter, the expectation of continued
[PHOTO]            moderate economic growth, low inflation and a
                   flight-to-quality resulting from the Asian turmoil
                   fueled a U.S. bond market rally. Given the lack of
                   direct foreign demand for municipal issues,
                   municipal yields decreased more slowly than Treasury
                   yields. This, along with an increase in municipal
RON REUSS, ISFA,   issues, caused the municipal market to underperform
shares             its taxable counterpart during the last quarter of
responsibility     the year. During 1997, the national supply of
for the            municipal issues increased by 20%, compared to 1996,
management         while the supply of Minnesota municipal issues was
of the Minnesota   down, compared to 1996.
Municipal Term
Trusts. He has     AS THE FUNDS NEAR THEIR TERMINATION DATES, WE
28 years of        CONTINUE TO SELL LONGER MATURITY BONDS IN FAVOR OF
financial          THOSE CLOSER TO THE FUNDS' TERMINATIONS. As shown in
experience.        the chart below, the percentage of bonds with
----------------   maturity or refunded dates+ within a year of the
                   funds' termination dates continues to increase. We made appropriate trades as opportunities arose. As interest rates fell during the year and bond prices increased, restructuring generated capital gains, which were distributed. Also, restructuring proceeds were reinvested at lower interest rates, decreasing fund income. Advance refunding+ is responsible for a portion of the increase in the percentages shown in the chart.

                   WE EXPECT THAT THE FUNDS' NET ASSET VALUES WILL DECLINE AS THE FUNDS NEAR THEIR TERMINATION DATES. There are several events that could cause this to occur. As the maturity and/or refunding dates of

------------------------------------------------------------------------------

BONDS MATURING WITHIN A YEAR OF TERMINATION
 ..............................................................................
The chart below illustrates the percentage of bonds in each fund with maturity or refunded dates within a year of the funds' termination dates.

                                                          MNA         MNB
                                                       Inception   Inception
                                                        9/26/91     4/24/92

At the Fund's Inception                                    0%          0%
 ..............................................................................
As of December 31, 1997                                   56%         49%
 ..............................................................................

------------------------------------------------------------------------------
     1997 Annual Report  3    Minnesota Municipal Term Trusts

------------------------------------------------------------------------------

                   these bonds approach, their market prices will converge toward a price that is at or near their maturity or refunding prices. In addition, as the funds approach termination, we continue to sell longer maturity bonds in favor of bonds with shorter maturities and lower coupons+ that come due closer to the funds' termination dates. Any gains realized as a result of these sales will be distributed to shareholders, reducing net asset value. If the shorter-maturity bonds pay insufficient income to maintain our current dividends, the funds' dividend reserves may be used to pay common and/or preferred dividends. See the chart below for each fund's current accumulated realized+ gains, unrealized+ appreciation and current dividend reserve. Shareholders also should remember that the funds are always subject to interest rate risk+ and credit risk,+ which could have an impact on net asset value.

                   WE ARE OPTIMISTIC ABOUT THE MUNICIPAL MARKET
                   DURING THE COMING MONTHS, AND AGAIN, WE DON'T ANTICIPATE EVENTS THAT WOULD CAUSE US TO CHANGE THE FUNDS' INVESTMENT STRATEGY AS THEY MOVE TOWARD TERMINATION. However, we remain watchful for further negative news about Asian economies or a significant increase in the number of municipal bond refundings due to lower interest rates

------------------------------------------------------------------------------

NET ASSET VALUE SUMMARY
 ..............................................................................

Common Shares                                         MNA        MNB
                                                  Inception  Inception
                                                   9/26/91    4/24/92
Initial Offering Price                              $10.00     $10.00
 ..............................................................................
Initial Offering and Underwriting Expenses
(Common and Preferred Stock)                        -$0.66     -$0.67
 ..............................................................................
Accumulated Realized Gains or Losses at 12/31/97    +$0.01     +$0.02
------------------------------------------------------------------------------
SUBTOTAL                                             $9.35      $9.35
 ..............................................................................
Dividend Reserve
(Undistributed Net Investment Income) at 12/31/97   +$0.72     +$0.48
 ..............................................................................
Unrealized Appreciation on Investments at 12/31/97  +$1.21     +$1.11
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ON 12/31/97               $11.28     $10.94

------------------------------------------------------------------------------
     1997 Annual Report  4    Minnesota Municipal Term Trusts

------------------------------------------------------------------------------

                   and will manage your funds accordingly.

                   Thank you for your investment in the Minnesota Municipal Term Trusts. We remain committed to providing you with quality service and look forward to helping you achieve your investment goals.

                   Sincerely,


                   /s/ Douglas J. White      /s/ Ronald R. Reuss

                   Douglas J. White          Ronald R. Reuss
                   Portfolio Manager         Portfolio Manager

------------------------------------------------------------------------------
     1997 Annual Report  5    Minnesota Municipal Term Trusts

------------------------------------------------------------------------------
PORTFOLIO COMPOSITIONS
 ..............................................................................
As a percentage of total assets on December 31, 1997

Minnesota Municipal Term Trust (MNA)

Water/Sewer/Pollution Control Revenue     11%
Industrial Development Revenue             5%
Leasing Revenue                            6%
Other Assets                               2%
Sales/Excise Tax Revenue                   5%
General Obligations                       19%
Hospital Revenue                          22%
Miscellaneous Revenue                      1%
Electric Revenue                          10%
Parking Revenue                            1%
Housing Revenue                           18%


Minnesota Municipal Term Trust (MNB)

General Obligations                       18%
Nursing Home Revenue                       1%
Education Revenue                          6%
Parking Revenue                            5%
Housing Revenue                           16%
Hospital Revenue                          12%
Water/Sewer/Pollution Control Revenue      9%
Other Assets                               2%
Special Tax Revenue                        4%
Industrial Development Revenue             9%
Electric Revenue                          18%

------------------------------------------------------------------------------
     1997 Annual Report  6    Minnesota Municipal Term Trusts

Financial Statements

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1997
 ................................................................................

                                                                              MINNESOTA
                                                               MINNESOTA      MUNICIPAL
                                                               MUNICIPAL      TERM TRUST
                                                               TERM TRUST         II
                                                              ------------   ------------
ASSETS:
Investments in securities at market value* (note 2) ........  $93,553,425    $56,320,925
Cash in bank on demand deposit .............................      109,143         57,352
Accrued interest receivable ................................    1,736,860      1,015,375
                                                              ------------   ------------
  Total assets .............................................   95,399,428     57,393,652
                                                              ------------   ------------

LIABILITIES:
Common stock dividends payable (note 2) ....................      291,795        170,232
Preferred stock dividends payable (note 3) .................        2,564          9,412
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................    1,605,838      2,001,056
Accrued investment management fee ..........................       19,841         11,708
Accrued remarketing agent fee ..............................       14,600          6,392
Accrued administrative fee .................................       11,905          7,025
                                                              ------------   ------------
  Total liabilities ........................................    1,946,543      2,205,825
                                                              ------------   ------------
  Net assets applicable to outstanding capital stock .......  $93,452,885    $55,187,827
                                                              ------------   ------------
                                                              ------------   ------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock) .........................................  $82,336,727    $49,636,375
Undistributed net investment income ........................    4,141,302      1,646,840
Accumulated net realized gain on investments ...............       30,768         82,692
Unrealized appreciation of investments .....................    6,944,088      3,821,920
                                                              ------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $93,452,885    $55,187,827
                                                              ------------   ------------
                                                              ------------   ------------

* Investments in securities at identified cost..............  $86,609,337    $52,499,005
                                                              ------------   ------------
                                                              ------------   ------------

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to common stock ......................  $64,652,885    $37,837,827
Shares of common stock outstanding (authorized 200 million
  shares for each fund of $0.01 par value) .................    5,732,710      3,460,000
Net asset value ............................................  $     11.28    $     10.94
Market price ...............................................  $     11.13    $     10.69

LIQUIDATION PREFERENCE OF PREFERRED STOCK:
Net assets applicable to preferred stock (note 3) ..........  $28,800,000    $17,350,000
Shares of preferred stock outstanding (authorized 1 million
  shares for each fund) ....................................        1,152            694
Liquidation preference per share ...........................  $    25,000    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

             1997 Annual Report  7  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF OPERATIONS  For the Year Ended December 31, 1997
 ................................................................................

                                                                              MINNESOTA
                                                               MINNESOTA      MUNICIPAL
                                                               MUNICIPAL      TERM TRUST
                                                               TERM TRUST         II
                                                              ------------   ------------
INCOME:
Interest ...................................................  $ 5,641,751    $ 3,203,962
                                                              ------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      232,454        136,726
Administrative fee .........................................      139,472         82,036
Remarketing agent fee ......................................      73, 200         44,101
Custodian and accounting fees ..............................       58,644         40,356
Transfer agent fees ........................................        3,050          2,335
Reports to shareholders ....................................       21,566         18,685
Directors' fees ............................................       15,055         15,055
Audit and legal fees .......................................       45,289         45,219
Other expenses .............................................       33,406         20,810
                                                              ------------   ------------
  Total expenses............................................      622,136        405,323
    Less expenses paid indirectly...........................      (11,273)        (9,065)
                                                              ------------   ------------
  Total net expenses........................................      610,863        396,258
                                                              ------------   ------------
  Net investment income.....................................    5,030,888      2,807,704
                                                              ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................      299,913        265,558
Net change in unrealized appreciation or depreciation of
  investments ..............................................      127,174        523,753
                                                              ------------   ------------

  Net gain on investments ..................................      427,087        789,311
                                                              ------------   ------------

    Net increase in net assets resulting from operations ...  $ 5,457,975    $ 3,597,015
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             1997 Annual Report  8  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  MINNESOTA MUNICIPAL
                                                                       TERM TRUST
                                                              ----------------------------
                                                               Year Ended      Year Ended
                                                                12/31/97        12/31/96
                                                              -------------   ------------
OPERATIONS:
Net investment income ......................................   $  5,030,888   $  5,017,621
Net realized gain on investments ...........................        299,913         71,877
Net change in unrealized appreciation or depreciation of
  investments ..............................................        127,174     (1,492,454)
                                                              -------------   ------------

  Net increase in net assets resulting from operations .....      5,457,975      3,597,044
                                                              -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................     (3,501,539)    (3,501,539)
  Preferred stock dividends ................................       (941,311)      (931,044)
From net realized gains:
  Common stock dividends ...................................       (209,817)       (55,607)
  Preferred stock dividends ................................        (59,328)       (16,785)
                                                              -------------   ------------
  Total distributions ......................................     (4,711,995)    (4,504,975)
                                                              -------------   ------------
    Total increase (decrease) in net assets ................        745,980       (907,931)

Net assets at beginning of year ............................     92,706,905     93,614,836
                                                              -------------   ------------

Net assets at end of year ..................................   $ 93,452,885   $ 92,706,905
                                                              -------------   ------------
                                                              -------------   ------------

Undistributed net investment income ........................   $  4,141,302   $  3,553,264
                                                              -------------   ------------
                                                              -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

             1997 Annual Report  9  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  MINNESOTA MUNICIPAL
                                                                     TERM TRUST II
                                                              ----------------------------
                                                               Year Ended      Year Ended
                                                                12/31/97        12/31/96
                                                              -------------   ------------
OPERATIONS:
Net investment income ......................................   $  2,807,704   $  2,844,407
Net realized gain on investments ...........................        265,558         79,749
Net change in unrealized appreciation or depreciation of
  investments ..............................................        523,753       (905,700)
                                                              -------------   ------------

  Net increase in net assets resulting from operations .....      3,597,015      2,018,456
                                                              -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................     (2,042,784)    (2,042,784)
  Preferred stock dividends ................................       (544,844)      (550,376)
From net realized gains:
  Common stock dividends ...................................       (173,000)       (34,254)
  Preferred stock dividends ................................        (49,704)       (10,687)
                                                              -------------   ------------
  Total distributions ......................................     (2,810,332)    (2,638,101)
                                                              -------------   ------------
    Total increase (decrease) in net assets ................        786,683       (619,645)

Net assets at beginning of year ............................     54,401,144     55,020,789
                                                              -------------   ------------

Net assets at end of year ..................................   $ 55,187,827   $ 54,401,144
                                                              -------------   ------------
                                                              -------------   ------------

Undistributed net investment income ........................   $  1,646,840   $  1,426,764
                                                              -------------   ------------
                                                              -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

            1997 Annual Report  10  Minnesota Municipal Term Trusts

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               Minnesota Municipal Term Trust Inc. (MNA) and Minnesota Municipal Term Trust Inc. II (MNB) (the funds) are registered under the Investment Company Act of 1940 (as amended) as non-diversified, closed-end management investment companies. MNA and MNB expect to terminate operations and distribute all of their net assets to shareholders on or shortly before April 15, 2002, and April 15, 2003, respectively; although termination may be extended to a date no later than April 15, 2007, and April 15, 2008, respectively. The funds invest primarily in high-quality Minnesota municipal obligations including municipal zero-coupon securities. Shares of Minnesota Municipal Term Trust Inc. are listed on the New York Stock Exchange under the symbol MNA; shares of Minnesota Municipal Term Trust Inc. II are listed on the American Stock Exchange under the symbol MNB.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the funds might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

---------------------------------------------------------------------

            1997 Annual Report  11  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

               The funds concentrate their investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of December 31, 1997, Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II, had entered into outstanding when-issued or forward commitments of $1,605,838, and $2,001,056, respectively.

                  FEDERAL TAXES
               Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of

---------------------------------------------------------------------

            1997 Annual Report  12  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
               market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

               On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
                                          TERM TRUST    TERM TRUST II
                                          -----------   --------------
Decrease undistributed net investment
  income ...............................     $2,085         $1,079
Increase accumulated net realized gain
  on investments .......................     $2,085         $1,079

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Per share common stock distributions of $0.0509 and $0.0492 for Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II, respectively, were declared in December and are payable in January. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' common stock. Under the plans, common shares will be purchased in the open market.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to

---------------------------------------------------------------------

            1997 Annual Report  13  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
               make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ................................
               Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II have issued and, as of December 31, 1997, have outstanding 1,152 shares and 694 shares, respectively, of remarketed preferred stock (RP) with a liquidation preference of $25,000 per share for each fund. The dividend rate on the RP is adjusted every seven days as determined by the remarketing agent. On December 31, 1997, Minnesota Municipal Term Trust and Minnesota Term Trust II have dividend rates of 3.25% and 3.30%, respectively.

               RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended December 31, 1997, were as follows:

                                          MINNESOTA     MINNESOTA
                                          MUNICIPAL     MUNICIPAL
                                          TERM TRUST  TERM TRUST II
                                          ----------  --------------
Purchases ..............................  $8,233,979    $5,177,777
Proceeds from sales ....................  $6,786,619    $5,169,547

(5) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The funds have entered into the following agreements with Piper Capital Management Incorporated (the advisor and administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.25% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the advisor provides investment advice and, in general, conducts the management and investment activity of the funds.

---------------------------------------------------------------------

            1997 Annual Report  14  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the administrator will provide regulatory reporting and record-keeping services for the funds.

                  REMARKETING AGENT FEE
               The funds have entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the funds' average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and the remarketing agent fees, the funds are responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) PENDING
    ACQUISITION
 ................................
               On December 15, 1997, Piper Jaffray Companies, Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

---------------------------------------------------------------------

            1997 Annual Report  15  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

               U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

               Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the funds' investment advisory agreement with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the funds be approved by the funds' boards of directors and shareholders.

---------------------------------------------------------------------

            1997 Annual Report  16  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST

                                                  Year Ended December 31,
                                          ---------------------------------------
                                           1997    1996    1995    1994     1993
                                          ------  ------  ------  -------  ------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................  $11.15  $11.31  $10.06  $ 11.33  $10.15
                                          ------  ------  ------  -------  ------
Operations:
  Net investment income ................    0.88    0.87    0.88     0.89    0.87
  Net realized and unrealized gains
    (losses) on investments ............    0.07   (0.25)   1.17    (1.41)   1.04
                                          ------  ------  ------  -------  ------
    Total from operations ..............    0.95    0.62    2.05    (0.52)   1.91
                                          ------  ------  ------  -------  ------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ........   (0.61)  (0.61)  (0.61)   (0.61)  (0.61)
    Paid to preferred shareholders .....   (0.16)  (0.16)  (0.19)   (0.14)  (0.12)
  From net realized gains
    Paid to common shareholders ........   (0.04)  (0.01)     --       --      --
    Paid to preferred shareholders .....   (0.01)     --      --       --      --
                                          ------  ------  ------  -------  ------
    Total distributions to
      shareholders .....................   (0.82)  (0.78)  (0.80)   (0.75)  (0.73)
                                          ------  ------  ------  -------  ------
Net asset value, common stock, end of
  period ...............................  $11.28  $11.15  $11.31  $ 10.06  $11.33
                                          ------  ------  ------  -------  ------
                                          ------  ------  ------  -------  ------
Market value, common stock, end of
  period ...............................  $11.13  $10.50  $10.63  $  9.25  $11.25
                                          ------  ------  ------  -------  ------
                                          ------  ------  ------  -------  ------
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................    7.15%   4.23%  18.86%   (6.01%)  17.96%
Total return, common stock, market value
  (b) ..................................   12.48%   4.86%  21.91%  (12.73%)  14.50%
Net assets at end of period (in
  millions) ............................  $   93  $   93  $   94  $    86  $   94
Ratio of expenses to average weekly net
  assets applicable to common stock
  (e) ..................................    0.97%   0.99%   0.95%    0.92%   0.92%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (c)(f) ...............    6.37%   6.40%   6.38%    7.06%   6.95%
Portfolio turnover rate (excluding
  short-term securities) .                     8%      2%      9%       2%      1%
Remarketed preferred stock outstanding
  end of period (in millions) ..........  $   29  $   29  $   29  $    29  $   29
Asset coverage ratio (d) ...............     324%    322%    325%     300%    325%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S REINVESTMENT PLAN.
(c) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY NET ASSETS APPLICABLE TO COMMON SHARES.
(d)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(e) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.67%, 0.68%, 0.65%, 0.62% AND 0.63% IN FISCAL YEARS 1997, 1996, 1995, 1994 AND 1993,
     RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(f) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 5.41%, 5.42%, 5.57%, 5.69% AND 5.49% IN FISCAL YEARS 1997, 1996, 1995, 1994 AND
     1993, RESPECTIVELY.

---------------------------------------------------------------------

            1997 Annual Report  17  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST II

                                                  Year Ended December 31,
                                          ---------------------------------------
                                           1997    1996    1995    1994     1993
                                          ------  ------  ------  -------  ------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................  $10.71  $10.89  $ 9.48  $ 10.92  $ 9.76
                                          ------  ------  ------  -------  ------
Operations:
  Net investment income ................    0.81    0.82    0.83     0.83    0.82
  Net realized and unrealized gains
    (losses) on investments ............    0.23   (0.24)   1.37    (1.54)   1.05
                                          ------  ------  ------  -------  ------
    Total from operations ..............    1.04    0.58    2.20    (0.71)   1.87
                                          ------  ------  ------  -------  ------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ........   (0.59)  (0.59)  (0.59)   (0.59)  (0.59)
    Paid to preferred shareholders .....   (0.16)  (0.16)  (0.19)   (0.14)  (0.12)
  From net realized gains
    Paid to common shareholders ........   (0.05)  (0.01)  (0.01)      --      --
    Paid to preferred shareholders .....   (0.01)     --      --       --      --
                                          ------  ------  ------  -------  ------
    Total distributions to
      shareholders .....................   (0.81)  (0.76)  (0.79)   (0.73)  (0.71)
                                          ------  ------  ------  -------  ------
Net asset value, common stock, end of
  period ...............................  $10.94  $10.71  $10.89  $  9.48  $10.92
                                          ------  ------  ------  -------  ------
                                          ------  ------  ------  -------  ------
Market value, common stock, end of
  period ...............................  $10.69  $10.25  $10.38  $  8.63  $11.38
                                          ------  ------  ------  -------  ------
                                          ------  ------  ------  -------  ------
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................    8.34%   4.04%  21.57%   (7.91%)  18.23%
Total return, common stock, market value
  (b) ..................................   10.78%   4.88%  27.63%  (19.55%)  15.65%
Net assets at end of period (in
  millions) ............................  $   55  $   54  $   55  $    50  $   55
Ratio of expenses to average weekly net
  assets applicable to common stock
  (e) ..................................    1.09%   1.07%   1.06%    1.03%   1.03%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (c)(f) ...............    6.06%   6.20%   6.10%    6.78%   6.60%
Portfolio turnover rate (excluding
  short-term securities) .                    10%      4%      9%       4%      1%
Remarketed preferred stock outstanding
  end of period (in millions) ..........  $   17  $   17  $   17  $    17  $   17
Asset coverage ratio (d) ...............     318%    314%    317%     289%    318%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S REINVESTMENT PLAN.
(c) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY NET ASSETS APPLICABLE TO COMMON SHARES.
(d)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(e) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.74%, 0.73%, 0.72%, 0.69% AND 0.70%, IN FISCAL YEARS 1997, 1996, 1995, 1994 AND 1993,
     RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(f) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 5.13%, 5.25%, 5.36%, 5.51% AND 5.25%, IN FISCAL YEARS 1997, 1996, 1995, 1994 AND
     1993, RESPECTIVELY.

---------------------------------------------------------------------

            1997 Annual Report  18  Minnesota Municipal Term Trusts

Investments in Securities
---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST                                   December 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.7%):
  ELECTRIC REVENUE (9.8%):
    Northern Municipal Power (Callable 1/1/99 at 102),
      7.25%, 1/1/16 .....................................  $ 4,850,000      $  5,091,821
    Northern Municipal Power Agency Electric System,
      4.70%, 1/1/02 .....................................    1,605,000(f)      1,620,296
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.39%-6.94%, 1/1/06-1/1/10 ........................    3,340,000(b)      1,960,143
    Western Municipal Power Agency (AMBAC), 4.80%,
      1/1/02 ............................................      465,000           477,243
                                                                            ------------
                                                                               9,149,503
                                                                            ------------

  GENERAL OBLIGATIONS (17.7%):
    Delano Independent School District (AMBAC) (Crossover
      refunded to 2/1/01), 7.25%, 2/1/11 ................      300,000(d)        327,006
    Mankato School District (FSA) (Crossover refunded to
      2/1/02), 6.35%, 2/1/13 ............................    1,000,000(d)      1,079,470
    Minneapolis and St. Paul Metropolitan Council
      (Crossover refunded to 9/1/00), 6.75%, 9/1/08 .....    2,990,000(d)      3,193,470
    St. Paul Metropolitan Airport Commission (Callable
      1/1/02 at 100), AMT, 6.60%, 1/1/09 ................    3,150,000(e)      3,411,261
    State General Obligation, 5.00%, 11/1/01 ............      500,000           517,940
    State General Obligation (Prerefunded to 8/1/01),
      6.70%, 8/1/10 .....................................    5,000,000(d)      5,433,250
    State General Obligation, Zero-Coupon, 5.95%,
      8/1/01 ............................................    3,000,000(b)      2,597,130
                                                                            ------------
                                                                              16,559,527
                                                                            ------------

  HOSPITAL REVENUE (22.1%):
    Agricultural and Economic Development Board Health
      Care System, Fairview Hospital (MBIA), 4.90%-5.00%,
      11/15/01-11/15/02 .................................    1,635,000         1,686,192
    Bemidji Hospital Facilities (Prerefunded to 9/1/01),
      7.00%, 9/1/21 .....................................    3,200,000(d)      3,566,112
    Burnsville Hospital System, Zero-Coupon (Escrowed to
      maturity to 5/1/12), 6.76%, 5/1/12 ................    1,000,000(b)        453,290
    Minneapolis and St. Paul Health One Obligated Group
      (Prerefunded to 8/15/00), 8.00%, 8/15/14 ..........    2,000,000(d)      2,230,960
    Minneapolis Health Facility, Fairview (MBIA)
      (Callable 1/1/02 at 102), 6.50%, 1/1/11 ...........      250,000           271,535

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  19  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Minneapolis Hospital Facilities-Children's Medical
      Center (Prerefunded to 6/1/01), 7.00%, 12/1/20 ....  $ 2,000,000(d)   $  2,217,560
    St. Louis Park Hospital Facility (AMBAC) (Crossover
      refunded to 7/1/00), 7.25%, 7/1/15 ................    1,300,000(d)      1,422,135
    St. Louis Park Hospital Facility (AMBAC) (Prerefunded
      to 7/1/00), 7.25%, 7/1/15 .........................    5,500,000(d)      6,016,065
    St. Paul Housing and Redevelopment Authority,
      4.50%-4.90%, 11/1/99-11/1/02 ......................    2,755,000         2,771,814
                                                                            ------------
                                                                              20,635,663
                                                                            ------------

  HOUSING REVENUE (17.9%):
    Burnsville Oak Leaf Apartments (GNMA) (Callable
      7/1/01 at 103), 7.05%-7.15%, 1/1/12-1/1/25 ........    3,785,000         4,028,196
    City of Coon Rapids (FHA) (Callable 2/1/02 at 102),
      AMT, 6.75%, 8/1/23 ................................    1,980,000(e)      2,091,335
    Minneapolis Housing-Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................    5,645,000         6,036,255
    St. Paul Housing and Redevelopment Authority
      (Callable 12/1/01 at 102), 6.90%,
      12/1/11-12/1/21 ...................................      451,000           476,132
    State Housing and Finance Agency (Callable 2/1/01 at
      102), 6.95%, 2/1/14 ...............................    3,400,000         3,595,398
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 6.90%, 8/1/12 ...............................      495,000           528,502
                                                                            ------------
                                                                              16,755,818
                                                                            ------------

  IDR - SOLID WASTE DISPOSAL (4.7%):
    Anoka County Solid Waste Disposal Revenue (CFC)
      (Callable 6/1/00 at 102), AMT, 6.95%, 12/1/08 .....    4,100,000(e)      4,423,326
                                                                            ------------

  LEASING REVENUE (5.9%):
    Hennepin County Certificates of Participation
      (Callable 11/15/01 at 100), 6.70%-6.75%,
      11/15/09-11/15/11 .................................    4,085,000         4,453,346
    Washington County Jail Facility (MBIA) (Prerefunded
      to 2/1/02), 7.00%, 2/1/12 .........................    1,000,000(d)      1,107,500
                                                                            ------------
                                                                               5,560,846
                                                                            ------------

  NURSING HOME REVENUE (0.6%):
    Maplewood Health Care Facilities Revenue (Callable
      11/15/01 at 102), 5.70%, 11/15/02 .................      500,000           523,510
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  20  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  OTHER REVENUE (0.9%):
    Minneapolis Community Development Authority (Callable
      12/1/01 at 102), 7.15%-7.35%, 12/1/03-12/1/09 .....  $   835,000      $    890,080
                                                                            ------------

  PARKING REVENUE (1.2%):
    St. Paul Housing and Finance Authority (Prerefunded
      to 8/1/00), 6.55%, 8/1/12 .........................    1,000,000(d)      1,078,210
                                                                            ------------

  SALES TAX REVENUE (5.2%):
    Minneapolis Community Development Authority, Special
      Tax, Zero-Coupon (MBIA), 6.71%-7.01%,
      3/1/07-3/1/09 .....................................    7,585,000(b)      4,821,952
                                                                            ------------

  WATER/POLLUTION CONTROL REVENUE (11.7%):
    State Public Facilities Authority (Prerefunded to
      3/1/01), 6.65%-6.70%, 3/1/08-3/1/13 ...............   10,000,000(d)     10,954,990
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $84,409,337)  ............................                     91,353,425
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (2.4%):
    Bloomington Port Authority, 4.20%, 2/1/09 ...........      100,000(c)        100,000
    Bloomington Port Authority, 4.20%, 2/1/13 ...........      500,000(c)        500,000
    Mankato, 4.15%, 2/1/18 ..............................      300,000(c)        300,000
    Minneapolis Commercial Development
      Revenue-International Centre, 4.15%, 9/1/13 .......      300,000(c)        300,000
    Richfield Independent School District, 4.35%,
      2/1/12 ............................................    1,000,000(c)      1,000,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $2,200,000)  .............................                      2,200,000
                                                                            ------------

      Total Investments in Securities
        (cost: $86,609,337) (g)  ........................                   $ 93,553,425
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  21  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 1997. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(e) AMT - ALTERNATIVE MINIMUM TAX. AS OF DECEMBER 31, 1997, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $9,925,922, WHICH REPRESENTS 10.62% OF TOTAL NET ASSETS.
(f) ON DECEMBER 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $1,605,838.
(g) ON DECEMBER 31, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $86,582,193. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,971,232
      GROSS UNREALIZED DEPRECIATION ......            --
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  6,971,232
                                            ------------
                                            ------------

---------------------------------------------------------------------

            1997 Annual Report  22  Minnesota Municipal Term Trusts

Investments in Securities
---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II                                December 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.5%):
  EDUCATION REVENUE (6.1%):
    Higher Education Facility-Augsburg College (Connie
      Lee) (Callable 1/1/00 at 102), 6.50%, 1/1/11 ......  $ 2,055,000      $  2,169,155
    Higher Education Facility-Macalester College
      (Callable 3/1/02 at 100), 6.30%, 3/1/14 ...........    1,125,000         1,202,839
                                                                            ------------
                                                                               3,371,994
                                                                            ------------

  ELECTRIC REVENUE (19.1%):
    Northern Municipal Power (AMBAC) (Callable 1/1/99 at
      100), 6.00%, 1/1/19 ...............................    2,000,000         2,034,900
    Northern Municipal Power (FSA), 4.75%, 1/1/03 .......    2,000,000(g)      2,025,520
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.50%-6.94%, 1/1/09-1/1/10 ........................    9,690,000(b)      5,461,726
    Western Municipal Power Agency (AMBAC), 4.90%,
      1/1/03 ............................................    1,000,000         1,033,100
                                                                            ------------
                                                                              10,555,246
                                                                            ------------

  GENERAL OBLIGATIONS (18.8%):
    Braham Independent School District (AMBAC) (Crossover
      refunded to 2/1/01), 6.25%, 2/1/14 ................      350,000(d)        371,469
    Hopkins Blake School Project Revenue (Callable 9/1/04
      at 100), 6.45%, 9/1/13-9/1/14 .....................      385,000           431,516
    Mankato School District (FSA) (Crossover refunded to
      2/1/02), 6.35%, 2/1/13 ............................    2,300,000(d)      2,482,781
    Metropolitan Council (Crossover refunded to 9/1/00),
      6.75%, 9/1/10-9/1/11 ..............................    2,500,000(d)      2,670,125
    Minneapolis and St. Paul Metropolitan Airport
      Commission (Callable 1/1/02 at 100), AMT, 6.60%,
      1/1/11 ............................................    1,000,000(f)      1,081,030
    St. Paul Independent School District (Prerefunded to
      2/1/01), 6.45%-6.50%, 2/1/09-2/1/10 ...............      875,000(d)        935,404
    State General Obligation, 5.00%, 8/1/03 .............    1,800,000         1,874,574
    Willmar Independent School District (AMBAC) (Callable
      2/1/02 at 100), 6.25%, 2/1/15 .....................      500,000           537,105
                                                                            ------------
                                                                              10,384,004
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  23  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  HOSPITAL REVENUE (12.4%):
    Agricultural and Economic Development Board Health
      Care System, Fairview Hospital (MBIA), 5.00%,
      11/15/03 ..........................................  $   695,000      $    721,438
    Duluth Health Care Facilities, Benedictine-St. Mary's
      Project (Prerefunded to 2/15/00), 8.38%,
      2/15/20 ...........................................    2,000,000(d)      2,212,960
    Duluth Hospital Facility, St. Lukes (Connie Lee)
      (Callable 5/1/02 at 102), 6.40%, 5/1/10 ...........      300,000           326,148
    Minneapolis and St. Paul Health Care Facilities
      (MBIA) (Callable 8/15/00 at 102), 6.75%,
      8/15/14 ...........................................    2,500,000         2,692,975
    Red Wing Health Care Facility (Callable 9/1/03 at
      102), 6.40%, 9/1/12 ...............................      220,000           234,630
    St. Paul Housing and Redevelopment Authority Hospital
      Revenues, 5.00%, 11/1/03 ..........................      670,000           677,216
                                                                            ------------
                                                                               6,865,367
                                                                            ------------

  HOUSING REVENUE (16.4%):
    City of Moorhead - Phoenix Project (Callable 6/1/02
      at 101), AMT, 6.35%-7.00%, 6/1/03-6/1/20 ..........    1,260,000(f)      1,310,625
    Olmsted County Housing Redevelopment Authority
      (Callable 2/1/02 at 100), 6.10%, 2/1/13 ...........    1,000,000         1,046,510
    St. Paul Housing and Redevelopment Authority
      (Callable 12/1/01 at 102), 6.90%, 12/1/11 .........        9,000             9,287
    State Housing and Finance Agency, 4.85%-5.05%,
      7/1/02-7/1/04 .....................................    1,570,000         1,616,150
    State Housing and Finance Agency (Callable 1/1/03 at
      102), AMT, 6.50%, 1/1/26 ..........................      375,000(f)        395,655
    State Housing and Finance Agency (Callable 2/1/01 at
      102), 6.85%, 2/1/07 ...............................    2,945,000         3,127,560
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.75%-6.85%, 7/1/12-1/1/24 .............    1,475,000(f)      1,565,474
                                                                            ------------
                                                                               9,071,261
                                                                            ------------

  IDR - MISCELLANEOUS PROJECTS (6.8%):
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 5/1/02 at 102), 6.80%, 5/1/12 ...........    2,090,000(c)      2,311,206
    East Grand Forks, Pollution Control (Callable 4/1/01
      at 102), 7.75%, 4/1/18 ............................    1,300,000         1,416,051
                                                                            ------------
                                                                               3,727,257
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  24  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  NURSING HOME REVENUE (1.0%):
    Maplewood Healthcare Facility (Callable 11/15/01 at
      102), 5.80%, 11/15/03 .............................  $   500,000      $    527,405
                                                                            ------------

  PARKING REVENUE (4.7%):
    St. Paul Housing and Finance Authority (Prerefunded
      to 8/1/00), 6.55%, 8/1/12 .........................    2,415,000(d)      2,603,877
                                                                            ------------

  SPECIAL TAX ASSESSMENT REVENUE (2.8%):
    Minneapolis Community Development, Special Tax
      Assessment (Callable 12/1/01 at 102), 7.10%-7.40%,
      12/1/02-12/1/21 ...................................    1,425,000         1,516,445
                                                                            ------------

  WATER/POLLUTION CONTROL REVENUE (9.4%):
    State Public Facilities Authority (Callable 3/1/02 at
      102), 6.50%, 3/1/14 ...............................    4,695,000         5,198,069
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $49,999,005)  ............................                     53,820,925
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (4.6%):
    Bloomington, MN, Port Authority, 4.20%, 2/1/13 ......      700,000(e)        700,000
    Hutchinson Industrial Development Revenue, 4.20%,
      6/1/24 ............................................    1,400,000(e)      1,400,000
    Minneapolis Commercial Development Revenue,
      International Centre, 4.15%, 9/1/13 ...............      300,000(e)        300,000
    State Higher Education Facilities Authority, 4.20%,
      3/1/24 ............................................      100,000(e)        100,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $2,500,000)  .............................                      2,500,000
                                                                            ------------

      Total Investments in Securities
        (cost: $52,499,005) (h)  ........................                   $ 56,320,925
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1997 Annual Report  25  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(c) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON DECEMBER 31, 1997, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $2,311,206 OR 4.19% OF TOTAL NET ASSETS.
(d) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(e) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 1997. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF DECEMBER 31, 1997, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $4,352,784, WHICH REPRESENTS 7.89% OF TOTAL NET ASSETS.
(g) ON DECEMBER 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $2,001,056.
(h) ON DECEMBER 31, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $52,485,305. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,835,620
      GROSS UNREALIZED DEPRECIATION ......            --
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,835,620
                                            ------------
                                            ------------

---------------------------------------------------------------------

            1997 Annual Report  26  Minnesota Municipal Term Trusts

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL TERM TRUST INC. AND
MINNESOTA MUNICIPAL TERM TRUST INC. II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II as of December 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 6, 1998

---------------------------------------------------------------------

            1997 Annual Report  27  Minnesota Municipal Term Trusts

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  COMMON STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.76% AND 99.77% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
PAYABLE DATE                              TERM TRUST    TERM TRUST II
----------------------------------------  -----------   --------------
January 10, 1997 .......................    $0.0509         $0.0492
February 26, 1997 ......................     0.0509          0.0492
March 26, 1997 .........................     0.0509          0.0492
April 23, 1997 .........................     0.0509          0.0492
May 28, 1997 ...........................     0.0509          0.0492
June 25, 1997 ..........................     0.0509          0.0492
July 23, 1997 ..........................     0.0509          0.0492
August 27, 1997 ........................     0.0509          0.0492
September 24, 1997 .....................     0.0509          0.0492
October 29, 1997 .......................     0.0509          0.0492
November 24, 1997 ......................     0.0509          0.0492
December 17, 1997 ......................     0.0509          0.0492
                                          -----------   --------------
    Total ..............................    $0.6108         $0.5904
                                          -----------   --------------
                                          -----------   --------------

                  COMMON STOCK SHORT-TERM GAINS
                  (TAXABLE AS ORDINARY DIVIDENDS)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
PAYABLE DATE                              TERM TRUST    TERM TRUST II
----------------------------------------  -----------   --------------
December 17, 1997 ......................    $0.0007         $    --
                                          -----------   --------------
                                          -----------   --------------

---------------------------------------------------------------------

            1997 Annual Report  28  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                  COMMON STOCK LONG-TERM GAINS
                  (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
PAYABLE DATE                              TERM TRUST    TERM TRUST II
----------------------------------------  -----------   --------------
December 17, 1997 ......................    $0.0359         $0.0500
                                          -----------   --------------
                                          -----------   --------------

                  PREFERRED STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.76% AND 99.77% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
                                          TERM TRUST    TERM TRUST II
                                          -----------   --------------
    Total ..............................   $ 817.1100      $785.0800
                                          -----------   --------------
                                          -----------   --------------

                  PREFERRED STOCK SHORT-TERM GAINS
                  (TAXABLE AS ORDINARY DIVIDENDS)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
PAYABLE DATE                              TERM TRUST    TERM TRUST II
----------------------------------------  -----------   --------------
December 3, 1997 .......................    $0.5200         $    --
December 10, 1997 ......................     0.4600              --
                                          -----------   --------------
    Total ..............................    $0.9800         $    --
                                          -----------   --------------
                                          -----------   --------------

                  PREFERRED STOCK LONG-TERM GAINS
                  (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                           MINNESOTA      MINNESOTA
                                           MUNICIPAL      MUNICIPAL
PAYABLE DATE                              TERM TRUST    TERM TRUST II
----------------------------------------  -----------   --------------
December 3, 1997 .......................    $26.5700       $     --
December 5, 1997 .......................          --        27.3300
December 10, 1997 ......................     23.9500             --
Decmber 12, 1997 .......................          --        26.3700
December 19, 1997 ......................          --        17.9200
                                          -----------   --------------
    Total ..............................    $50.5200       $71.6200
                                          -----------   --------------
                                          -----------   --------------

---------------------------------------------------------------------

            1997 Annual Report  29  Minnesota Municipal Term Trusts

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the funds' shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The funds' preferred shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
MINNESOTA MUNICIPAL TERM TRUST
David T. Bennett .......................       810                 1
William H. Ellis .......................       810                 1

MINNESOTA MUNICIPAL TERM TRUST II
David T. Bennett .......................       472                 0
William H. Ellis .......................       472                 0

               (2) The funds' preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
MINNESOTA MUNICIPAL TERM TRUST
Jaye F. Dyer ...........................    3,312,382            32,377
Karol D. Emmerich ......................    3,314,090            30,669
Luella G. Goldberg .....................    3,313,790            30,969
David A. Hughey ........................    3,313,590            31,169
George Latimer .........................    3,308,236            36,523

MINNESOTA MUNICIPAL TERM TRUST II
Jaye F. Dyer ...........................    2,074,161            21,628
Karol D. Emmerich ......................    2,076,347            19,442
Luella G. Goldberg .....................    2,076,347            19,442
David A. Hughey ........................    2,076,347            19,442
George Latimer .........................    2,069,461            26,328

---------------------------------------------------------------------

            1997 Annual Report  30  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

               (3) The funds' preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the funds' Boards of Directors of KPMG Peat Marwick LLP as the independent public accountants for the funds for the fiscal year ending December 31, 1997. The following votes were cast regarding this matter:

                                             SHARES            SHARES                        BROKER
                                           VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
                                          -------------   -----------------   -----------   ---------
Minnesota Municipal Term Trust .........    3,316,953           4,731            23,075         0
Minnesota Municipal Term Trust II ......    2,077,703           1,379            16,707         0

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

---------------------------------------------------------------------

            1997 Annual Report  31  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                  PLAN ADMINISTRATION
               Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market.

               The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to

---------------------------------------------------------------------

            1997 Annual Report  32  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
               IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

            1997 Annual Report  33  Minnesota Municipal Term Trusts
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     1997 Annual Report  34   Minnesota Municipal Term Trusts

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     1997 Annual Report  35   Minnesota Municipal Term Trusts

                   GLOSSARY OF TERMS
-------------------------------------------------------------------------------

                   ADVANCE REFUNDING
                   The sale of new bonds (a refunding issue) in advance, usually by some years, of the first call date of the old bonds (issue to be refunded). The refunding issue would normally have a lower rate than the issue to be refunded and the proceeds from the sale of the refunding issue would be invested, usually in government securities, until the higher-rate bonds become callable.

                   COUPON
                   The interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

                   CREDIT RISK
                   The risk that a bond issuer will not make timely principal and interest payments and a loss to the investor will result.

                   INTEREST RATE RISK
                   The risk that after an investor purchases a bond, interest rates will rise and the price of the bond will go down.

                   PREFERRED STOCK
                   The preferred stock issued by MNA and MNB pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

                   REFUNDING DATE
                   The specific date when a bond is redeemed before maturity.

                   REALIZED GAINS
                   Profits earned by a fund from the sale of a security at a market price that is higher than its cost basis.

                   UNREALIZED APPRECIATION
                   A bond is said to be trading at unrealized gains when its current market price is higher than its cost basis.

-------------------------------------------------------------------------------
     1997 Annual Report  36   Minnesota Municipal Term Trusts

DIRECTORS                            FOR MORE INFORMATION
 ..................................
DAVID T. BENNETT, Chairman,          By Phone
Highland Homes, Inc., USL
Products, Inc., Kiefer Built,        800 866-7778
Inc., of Counsel, Gray, Plant,
Mooty, Mooty & Bennett, P.A.         FOR GENERAL INFORMATION

JAYE F. DYER, President, Dyer        press 5, our Mutual Fund
Management Company                   Services representatives
                                     are ready to answer your
WILLIAM H. ELLIS, Retired            questions.
President, Piper Jaffray
Companies Inc., Piper Capital        TO ORDER LITERATURE
Management Incorporated
                                     press 5, ask a service
KAROL D. EMMERICH, President,        representative to mail you
The Paraclete Group                  additional literature,
                                     including a Quarterly
LUELLA G. GOLDBERG, Director,        Update. You can also
TCF Financial, ReliaStar             request to be put on a
Financial Corp., Hormel Foods        mailing list to receive
Corp.                                this information
                                     automatically each quarter.
DAVID A. HUGHEY, Retired
Executive Vice President and
Chief Administrative Officer of      By Mail
Dean Witter InterCapital Inc.
and Dean Witter Trust Co.            Piper Capital Management

GEORGE LATIMER, Chief Executive      Attn: Mutual Fund Services
Officer, National Equity Funds       222 South Ninth Street
                                     Minneapolis, MN 55402-3804
OFFICERS
 ..................................   In an effort to reduce
WILLIAM H. ELLIS, Chairman of        costs to our shareholders,
the Board                            we have implemented a
                                     process to reduce duplicate
PAUL A. DOW, President               mailings of the funds'
                                     shareholder reports. This
ROBERT H. NELSON, Vice President     householding process should
and Treasurer                        allow us to mail one report
                                     to each address where one
SUSAN SHARP MILEY, Secretary         or more registered
                                     shareholders with the same
INVESTMENT ADVISOR                   last name reside. If you
 ..................................   would like to have
PIPER CAPITAL MANAGEMENT             additional reports mailed
INCORPORATED                         to your address, please
222 South Ninth Street,              call our Mutual Fund
Minneapolis, MN  55402-3804          Services area at  800
                                     866-7778, or mail a request
CUSTODIAN, ACCOUNTING AND TRANSFER   to us.
AGENT
 ..................................   On-Line
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO    http://www.piperjaffray.com/
64105-1307

INDEPENDENT AUDITORS
 ..................................
KPMG PEAT MARWICK LLP
4200 Norwest Center,
Minneapolis, MN 55402

LEGAL COUNSEL
 ..................................
DORSEY & WHITNEY LLP
220 South Sixth Street,
Minneapolis, MN  55402

PIPER CAPITAL
 MANAGEMENT



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               P11300  2/1998   067-98